                                                                      EXHIBIT 99



                          [MAX AND ERMA'S LOGO GRAPHIC]
                   4849 EVANSWOOD DRIVE, COLUMBUS, OHIO 43229


FOR IMMEDIATE RELEASE
MAX & ERMA'S RESTAURANTS, INC.     For Further Information Contact:
NASDAQ:  MAXE                      William C. Niegsch, Jr.
                                   Exec.Vice President & Chief Financial Officer
September 8, 2005                  (614) 431-5800
                                   www.maxandermas.com



                         MAX & ERMA'S RESTAURANTS, INC.
                          REPORTS THIRD QUARTER RESULTS

THIRD QUARTER HIGHLIGHTS:

-        REVENUES RISE TO A THIRD QUARTER RECORD $42.8 MILLION;

-        TWO COMPANY-OWNED AND TWO FRANCHISED RESTAURANTS OPEN DURING 3RD
         QUARTER 2005;

- ONE COMPANY-OWNED AND ONE FRANCHISED RESTAURANT SCHEDULED TO OPEN DURING 4TH QUARTER 2005;

- THREE TO FOUR FRANCHISED AND ONE TO TWO COMPANY-OWNED RESTAURANTS PLANNED FOR 2006.

-        TEN RESTAURANT FRANCHISE AGREEMENTS SIGNED FOR LAS VEGAS.

FINANCIAL SUMMARY (UNAUDITED)
(In thousands, except per share data)

                                                  12 WEEKS ENDED                        40 WEEKS ENDED
                                                  --------------                        --------------
                                             8/7/05             8/1/04              8/7/05           8/1/04
                                             ------             ------              ------           ------

Revenues                                 $    42,813       $     42,090        $    143,108      $   137,394
                                         ===========       ============        ============      ===========
Operating Income (Loss)                  $      (263)      $        301        $         21      $     3,262
                                         ===========       ============        ============      ===========
Income (Loss) Before Taxes               $      (846)      $       (174)       $     (1,826)     $     1,658
                                         ===========       ============        ============      ===========
Net Income (Loss)                        $      (946)      $        (70)       $     (1,236)     $     1,318
                                         ===========       ============        ============      ===========
Net Income (Loss) per
                                         ===========       ============        ============      ===========
    Diluted Common Share                 $     (0.37)      $      (0.03)       $     ( 0.49)     $      0.51
                                         ===========       ============        ============      ===========
Diluted Shares Outstanding                     2,547              2,458               2,534            2,587

COLUMBUS, OHIO, SEPTEMBER 8, 2005 - MAX & ERMA'S RESTAURANTS, INC. (Nasdaq/NMS:
MAXE) today reported third quarter 2004 financial results.

Revenues for the third quarter of 2005 rose 2% to a third quarter record of $42.8 million from $42.1 million for the third quarter of 2004. Net loss and net loss per diluted share increased from $(70,000) or $(0.03) per diluted share for the third quarter of 2004 to a net loss of $(946,000) or $(0.38) per diluted share for the third quarter of 2005.

Year-to-date revenues increased 4% to $143.1 million for 2005 from $137.4 million for 2004. Year-to-date net income and net income per share declined from $1,318,000 or $0.51 per diluted share for 2004 to a net loss of $(1,236,000) or $(0.49) per diluted share for 2005.

Todd Barnum, Chairman and Chief Executive Officer of Max & Erma's said the revenue growth was a result of opening five restaurants last year and two restaurants this year, both during the third quarter. He said he is very pleased with the performance of these last seven restaurants, which are currently reporting sales 20% above chain average. However, same-store sales for restaurants open eighteen months or more were off 4% for the quarter and 2% year-to-date.

Mr. Barnum said the same-store sales declines have significantly impacted our restaurant profitability. He attributed the sales decline to a sluggish mid-western economy, the effect of high gas prices on our customer's discretionary income, and intense competition. He went on to say that restaurant profit margins continue to be negatively impacted by high ground beef prices, utility costs, and higher marketing expenses.

On a positive note, Mr. Barnum said the franchise side of the business is showing steady growth. Franchise fees and royalties are up over 12% this year. He added that two franchise Max & Erma's opened during the third quarter and one is expected to open during the fourth quarter of 2005. He also announced that the Company just signed a ten unit franchised development agreement for the Las Vegas, Nevada market. He is pleased to add the fastest growing city in the country to the list of Max & Erma's markets.

As of August 7, 2005, Max & Erma's owns and operates 78 casual dining full-service restaurants in Akron, Columbus, Cleveland, Cincinnati, Dayton, Niles, and Toledo, Ohio; Indianapolis, Indiana; Detroit, Ann Arbor, Grand Rapids, and Lansing, Michigan; Pittsburgh and Erie, Pennsylvania; Lexington, Louisville, and Crestview Hills, Kentucky; Chicago, Illinois; Charlotte, North Carolina; Atlanta, Georgia; Virginia Beach and Norfolk, Virginia. The Company also currently franchises 22 restaurants in Cleveland, Columbus, Cincinnati, Wilmington, Chillicothe, Dayton, Sandusky, and on the Ohio Turnpike; St. Louis, Missouri; Green Bay, Wisconsin; Philadelphia, Pennsylvania; Edinburgh, Evansville, Seymour, and Mishawaka, Indiana; and Richmond, Virginia. A Company-owned restaurant is under construction in Hamilton, Ohio. A franchised restaurant is under construction in Huntington, West Virginia. The Company's common shares are traded on the NASDAQ National Market System under the symbol MAXE.

-------------------------------------------------------------------------------
This release includes "forward-looking" information statements, as defined in the Private Securities Litigation Reform Act of 1995, including the statements relating to future restaurant openings. Actual performance may differ materially from that projected in such statements. Major factors potentially affecting performance include a significant change in the performance of any existing units, the ability to obtain locations for, and complete construction of, additional restaurants at acceptable costs and the ability to obtain the services of qualified personnel at acceptable wages. The Cautionary statements regularly filed by the Company in its most recent annual report to the Securities and Exchange Commission on Form 10-K and its Quarterly Reports to the SEC on Forms 10-Q are incorporated herein by reference. Investors are specifically referred to such Cautionary statements for a discussion of factors which could affect the Company's operations and forward-looking statements made in this communication.
-------------------------------------------------------------------------------


                         - FINANCIAL HIGHLIGHTS FOLLOW -

                         MAX & ERMA'S RESTAURANTS, INC.
           CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)


                                        Twelve Weeks Ended                Forty Weeks Ended
                                 August 7, 2005   August 1, 2004   August 7, 2005   August 1, 2004
                                 --------------   --------------   --------------   --------------

REVENUES: ....................   $  42,812,593    $  42,090,386    $ 143,108,284    $ 137,394,100

COSTS AND EXPENSES:
Costs of Goods Sold ..........      10,885,092       11,210,700       36,495,241       35,282,125
Payroll and Benefits .........      14,199,428       13,813,500       46,049,942       44,650,628
Other Operating Expenses .....      14,170,918       13,426,463       47,226,112       43,229,881
Pre-Opening Expenses .........         173,728          162,976          297,766          412,010
Impairment of Assets .........                                         1,450,000
Administrative Expenses ......       3,646,076        3,176,174       11,567,774       10,557,008
                                 -------------    -------------    -------------    -------------
Total Operating Expenses .....      43,075,242       41,789,813      143,086,835      134,131,652
                                 -------------    -------------    -------------    -------------
Operating Income (Loss) ......        (262,649)         300,573           21,449        3,262,448
Interest Expense .............         564,284          473,766        1,808,519        1,585,440
Minority Interest in Income
    of Affiliated Partnerships          19,251                            38,503           19,252
                                 -------------    -------------    -------------    -------------

INCOME (LOSS) BEFORE
    INCOME TAXES .............        (846,184)        (173,913)      (1,825,573)       1,657,756

INCOME TAXES (CREDIT) ........         100,000         (103,000)        (590,000)         340,000
                                 -------------    -------------    -------------    -------------
NET INCOME (LOSS) ............   $    (946,184)   $     (70,193)   $  (1,235,573)   $   1,317,756
                                 =============    =============    =============    =============

NET INCOME
    (LOSS) PER SHARE
    Basic ....................   $       (0.37)   $       (0.03)   $       (0.49)   $        0.54
                                 =============    =============    =============    =============
    Diluted ..................   $       (0.37)   $       (0.03)   $       (0.49)   $        0.51
                                 =============    =============    =============    =============

SHARES OUTSTANDING:
    Basic ....................       2,546,778        2,458,631        2,534,427        2,455,575
                                 =============    =============    =============    =============
    Diluted ..................       2,546,778        2,458,631        2,534,427        2,586,922
                                 =============    =============    =============    =============

                         MAX & ERMA'S RESTAURANTS, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS

                                                                                           August 7, 2005
                                                   ASSETS                                    (UNAUDITED)    October 31, 2004
                                                   ------                                    -----------    ----------------

Current Assets:
Cash ....................................................................................   $   3,035,375    $   2,187,529
Inventories .............................................................................       1,265,400        1,377,366
Other Current Assets ....................................................................       2,842,680        2,865,251
                                                                                           --------------    -------------
Total Current Assets ....................................................................       7,143,454        6,430,146

Property - At Cost ......................................................................     102,477,556       98,070,311
Less Accumulated Depreciation and Amortization ..........................................      47,053,001       42,720,109
                                                                                           --------------    -------------
Property - Net ..........................................................................      55,424,555       55,350,202

Other Assets ............................................................................      10,520,562        9,326,737
                                                                                           --------------    -------------
Total ...................................................................................   $  73,088,572    $  71,107,085
                                                                                           ==============    =============

                                        LIABILITIES AND STOCKHOLDERS' EQUITY
                                        ------------------------------------

Current Liabilities:
Current Maturities of Long-Term Obligations .............................................   $   4,206,857    $   4,160,314
Accounts Payable ........................................................................       5,277,537        5,334,219
Accrued Payroll and Related Taxes .......................................................       2,776,276        1,914,099
Accrued Liabilities .....................................................................       5,162,372        4,589,203
                                                                                           --------------    -------------
Total Current Liabilities ...............................................................      17,443,042       15,997,835

Long-Term Obligations - Less Current Maturities .........................................      42,291,367       41,053,030

Stockholders' Equity:
Preferred Stock - $.10 Par Value;
    Authorized 500,000 Shares - None Outstanding
Common Stock - $.10 Par Value;
    Authorized 5,000,000 Shares,
    Issued and Outstanding 2,546,778 Shares
    At 08/07/04 and 2,507,328 Shares at 10/31/04 ........................................         254,677          250,732
Additional Paid-In Capital ..............................................................         678,248          319,404
Accumulated Other Comprehensive Loss ....................................................         (32,679)        (203,406)
Retained Earnings .......................................................................      12,453,917       13,689,490
                                                                                           --------------    -------------
Total Stockholders' Equity ..............................................................      13,354,163       14,056,220
                                                                                           --------------    -------------
Total ...................................................................................   $  73,088,572    $  71,107,085
                                                                                           ==============    =============